UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2002

Avistar Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-31121	88-0383089

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Twin Dolphin Drive, Suite 360, Redwood Shores, California 94065

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 610-2900

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. Other Events
ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. Other Events

     On September 23, 2002, Avistar Communications Corporation issued the press release attached hereto as Exhibit 99.1 reporting that it had filed a patent infringement action in the U.S. District Court in Northern California against Polycom, Inc., through its wholly-owned subsidiary, Collaboration Properties, Inc., alleging that Polycom’s conferencing products infringe on four of its patents. In the suit, Avistar is seeking an injunction against future sales of Polycom’s infringing products, as well as damages for past sales of the infringing products.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits. The following exhibits are filed with this document:

Exhibit No.	Description

99.1	Press release dated September 23, 2002.

99.2	Copy of Complaint for Patent Infringement in Collaboration Properties, Inc., Plaintiff, vs. Polycom, Inc., Defendant, dated September 23, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVISTAR COMMUNICATIONS CORPORATION

Dated: September 26, 2002	By:	/S/ ROBERT HABIG

Robert Habig, Chief Financial Officer

AVISTAR COMMUNICATIONS CORPORATION
CURRENT REPORT ON FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated September 23, 2002

99.2	Copy of Complaint for Patent Infringement in Collaboration Properties, Inc., Plaintiff, vs. Polycom, Inc., Defendant, dated September 23, 2002.